                                                                    EXHIBIT 10.4

                                     FORM OF
                  COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN
                                   COPYRIGHTS

      THIS COLLATERAL ASSIGNMENT OF SECURITY INTEREST IN COPYRIGHTS (this "Agreement") is made as of is made as of November 1, 2004, by and among HAWK CORPORATION, a Delaware corporation, ALLEGHENY CLEARFIELD, INC., a Pennsylvania corporation, FRICTION PRODUCTS CO., an Ohio corporation, HAWK MIM, INC., an Ohio corporation, HAWK MOTORS, INC., a Delaware corporation, HAWK PRECISION COMPONENTS GROUP, INC., an Ohio corporation, HELSEL, INC., a Delaware corporation, LOGAN METAL STAMPINGS, INC., an Ohio corporation, NET SHAPE TECHNOLOGIES LLC, a Delaware limited liability company, QUARTER MASTER INDUSTRIES, INC., a Delaware corporation, SINTERLOY CORPORATION, a Delaware corporation, S.K. WELLMAN CORP., a Delaware corporation, S.K. WELLMAN HOLDINGS, INC., a Delaware corporation, TEX RACING ENTERPRISES, INC., a Delaware corporation, WELLMAN PRODUCTS GROUP, INC., an Ohio corporation, and WELLMAN PRODUCTS, LLC, an Ohio limited liability company (each of the forgoing a "Grantor", and together the "Grantors") and KEYBANK NATIONAL ASSOCIATION, a national banking association, having an office at 127 Public Square, Cleveland, Ohio 44114 ("KeyBank"), as Administrative Agent.

                                    RECITALS

      A. Each Grantor is the owner of certain registered copyrights designated as being owned by such Grantor in Exhibit A attached to this Agreement.

      B. Each Grantor has entered into that certain Credit and Security Agreement dated as of November 1, 2004 (as from time to time amended, modified or supplemented, the "Credit Agreement"), among the Grantors, as borrowers (collectively the "Borrowers"), certain lending institutions which are signatories thereto (the "Lenders"), and KeyBank, as administrative agent for the benefit of the Lenders (the "Administrative Agent") and the letter of credit issuer (the "LC Issuer"), pursuant to which, upon the satisfaction by the Borrowers of certain terms and conditions contained therein, the Administrative Agent, the Lenders and the LC Issuer (collectively the "Secured Parties") will make certain advances and other financial accommodations available to the Borrowers.

      C. Each Grantor is the owner of the entire right, title and interest in the copyrights designated as being owned by such Grantor in Exhibit A attached to this Agreement.

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, each Grantor hereby:

      1. Grants to the Administrative Agent, for the benefit of the Secured Parties, as security for the Obligations, a security interest in and to such Grantor's copyrights and all other rights in and to the works listed in Exhibit A, and a security interest in and to all copyrights or copyrightable works of such Grantor acquired by such Grantor after the date hereof;

      2. Grants to the Administrative Agent, for the benefit of the Secured Parties, as security for the Obligations, a security interest in and to all proceeds from the sale, exchange, license, lease or other transfer or disposition or collection of any of the foregoing (in whole or in part) or of any right or interest therein, and all proceeds or other value received and attributable (in whole or in part) to the ownership, possession or use of any of the foregoing (including without limitation any amounts recovered or recoverable on account of any infringement or misappropriation thereof); and

      3. Authorizes and requests the United States Copyright Office and the empowered officials of all other governments to note in the record the existence of the security interest granted hereunder with respect to each of the copyrights listed in Exhibit A and, subject to any restrictions on assignment and the granting of liens thereon, to all copyrights acquired by such Grantor after the date hereof.

                               [Signatures Follow]

      IN WITNESS WHEREOF, each Grantor has caused this Agreement to be signed by its authorized officer and duly attested the day and year first above written.

                                    HAWK CORPORATION
                                    ALLEGHENY CLEARFIELD, INC.
                                    FRICTION PRODUCTS CO.
                                    HAWK MIM, INC.
                                    HAWK MOTORS, INC.
                                    HAWK PRECISION COMPONENTS GROUP, INC.
                                    HELSEL, INC.
                                    LOGAN METAL STAMPINGS, INC.
                                    QUARTER MASTER INDUSTRIES, INC.
                                    SINTERLOY CORPORATION
                                    S.K. WELLMAN CORP.
                                    S.K. WELLMAN HOLDINGS, INC.
                                    TEX RACING ENTERPRISES, INC.
                                    WELLMAN PRODUCTS GROUP, INC.

                                    ____________________________
                                    Name:
                                    Title:

                                    NET SHAPE TECHNOLOGIES LLC

                                    BY: HAWK MIM, INC., ITS SOLE MEMBER

                                    ____________________________
                                    Name:
                                    Title:

                                    WELLMAN PRODUCTS, LLC

                                    BY: WELLMAN PRODUCTS GROUP, INC., ITS
                                         SOLE MEMBER

                                    ______________________________
                                    Name:
                                    Title:

                                    Mailing Address For Each of The Forgoing:
                                    c/o Hawk Corporation
                                    200 Public Square, Suite 1500
                                    Cleveland, Ohio 44114-2301

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK CORPORATION, the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    __________________________________
                                    Notary Public

[SEAL]                              My commission expires: ___________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of ALLEGHENY CLEARFIELD, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ___________________________________
                                    Notary Public

[SEAL]                              My commission expires: ____________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of FRICTION PRODUCTS CO., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ____________________________________
                                    Notary Public

[SEAL]                              My commission expires: _____________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK MIM, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ____________________________________
                                    Notary Public

[SEAL]                              My commission expires: _____________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK MOTORS, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ______________________________________
                                    Notary Public

[SEAL]                              My commission expires: _______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK PRECISION COMPONENTS GROUP, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _____________________________________
                                    Notary Public

[SEAL]                              My commission expires: _______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HELSEL, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ______________________________________
                                    Notary Public

[SEAL]                              My commission expires: _______________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of LOGAN METAL STAMPINGS, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of HAWK MIM, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of QUARTER MASTER INDUSTRIES, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    ________________________________________
                                    Notary Public

[SEAL]                              My commission expires: _________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of SINTERLOY CORPORATION, the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of S.K. WELLMAN CORP., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of S.K. WELLMAN HOLDINGS, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of TEX RACING ENTERPRISES, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of WELLMAN PRODUCTS GROUP, INC., the company described in and which executed the above instrument; and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                          CERTIFICATE OF ACKNOWLEDGMENT

STATE OF OHIO             )
                          ) ss:
COUNTY OF CUYAHOGA        )

      On this ____ day of October, 2004, before me personally came ____________________________________, to me known, who, being duly sworn, did depose and state that [s]he is the ____________________ of WELLMAN PRODUCTS
LLC, the company described in and which executed the above instrument;
and that [s]he signed [her][his] name thereto by order of the Board of Directors of said corporation.

                                    _______________________________________
                                    Notary Public

[SEAL]                              My commission expires: ________________

                                    EXHIBIT A

                                   COPYRIGHTS

                COPYRIGHTS REGISTERED WITH U.S. COPYRIGHT OFFICE

Title         [Author(s)]           Reg. No.           Reg. Date
-----         -----------           --------           ---------